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                                                                   Exhibit 10.35

                                    AMENDMENT
                                       TO
                       ANALEX CORPORATION VOTING AGREEMENT

     This Amendment to Voting Agreement (the "Amendment") effective as of November 1, 2002, by and among certain holders (the "Holders") (including but not limited to John D. Sanders ("Sanders")) of the common stock, par value $.02 per share (the "Common Stock") of Analex Corporation, a Delaware corporation formerly known as Hadron, Inc. (the "Company"), and certain Members of the Voting Group under the Original Agreement (as defined below).

     WHEREAS, the Holders and the Members of the Voting Group are party to that certain Voting Agreement, dated as of March 30, 2000 (the "Original Agreement"), relating to voting as to the number and identity of the directors of the Company and certain other matters related to the Common Stock; and

     WHEREAS, the Holders and the Members of the Voting Group desire to amend the Original Agreement to effect the removal of Sanders as a party to the Agreement.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows (capitalized terms not otherwise defined in this Amendment shall have the meaning given them in the Original Agreement):

     1. Effective as of the date hereof, Sanders shall no longer be a party to the Original Agreement, and shall be released from any and all further obligations and liabilities thereunder.

     2. All references to "Holders" under the Original Agreement shall henceforth be deemed to exclude Sanders.

     3. Except as expressly set forth above, all other provisions of the Original Agreement shall remain the same and in full force and effect.

                         [Signatures on following page]

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     IN WITNESS WHEREOF, and pursuant to Section 5 of the Original Agreement, the undersigned, constituting Holders holding not less than a majority of the shares of Common Stock held by all Holders and the Members of the Voting Group holding not less than a majority of the shares of Common Stock held by all Members of the Voting Group, have caused this Amendment to be executed effective as of the date first above written.

HOLDERS:                                    VOTING GROUP MEMBERS:


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John D. Sanders                             Jon M. Stout

                                            Stout Dynastic Trust


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J. Richard Knop                             Jon M. Stout, Trustee


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                                            J. Richard Knop